Accounts Receivables, Net	12 Months Ended
Dec. 31, 2012
Accounts Receivables [Abstract]
Accounts Receivables, Net
Accounts Receivable, Net

Accounts receivable, net were as follows:

	December 31,
	2012	2011
Amounts billed or billable	$2,639	$2,307
Unbilled amounts	335	395
Allowance for doubtful accounts	(108)	(102)
Accounts Receivable, Net	$2,866	$2,600

Unbilled amounts include amounts associated with percentage-of-completion accounting and other earned revenues not currently billable due to contractual provisions. Amounts to be invoiced in the subsequent month for current services provided are included in amounts billable, and at December 31, 2012 and 2011 were approximately $1,049 and $963, respectively.

We perform ongoing credit evaluations of our customers and adjust credit limits based upon customer payment history and current creditworthiness. The allowance for uncollectible accounts receivables is determined principally on the basis of past collection experience as well as consideration of current economic conditions and changes in our customer collection trends.
Accounts Receivable Sales Arrangements
Accounts receivable sales arrangements are utilized in the normal course of business as part of our cash and liquidity management. We have facilities in the U.S., Canada and several countries in Europe that enable us to sell certain accounts receivable without recourse to third-parties. The accounts receivables sold are generally short-term trade receivables with payment due dates of less than 60 days.
All of our arrangements involve the sale of our entire interest in groups of accounts receivable for cash. In most instances a portion of the sales proceeds are held back by the purchaser and payment is deferred until collection of the related receivables sold. Such holdbacks are not considered legal securities nor are they certificated. We report collections on such receivables as operating cash flows in the Consolidated Statements of Cash Flows because such receivables are the result of an operating activity and the associated interest rate risk is de minimis due to their short-term nature. Our risk of loss following the sales of accounts receivable is limited to the outstanding deferred purchase price receivable. These receivables are included in the caption “Other current assets” in the accompanying Consolidated Balance Sheets and were $116 and $97 at December 31, 2012 and 2011, respectively.
Under most of the agreements, we continue to service the sold accounts receivable. When applicable, a servicing liability is recorded for the estimated fair value of the servicing. The amounts associated with the servicing liability were not material.
Of the accounts receivables sold and derecognized from our balance sheet, $766 and $815 remained uncollected as of December 31, 2012 and 2011, respectively. Accounts receivable sales were as follows:

	Year Ended December 31,
	2012	2011	2010
Accounts receivable sales	$3,699	$3,218	$2,374
Deferred proceeds	639	386	307
Loss on sale of accounts receivables	21	20	15
Estimated (decrease) increase to operating cash flows(1)	(78)	133	106
_____________________________

(1)
Represents the difference between current and prior year fourth quarter receivable sales adjusted for the effects of: (i) the deferred proceeds, (ii) collections prior to the end of the year and (iii) currency.

Finance Receivables, Net

Finance receivables include sales-type leases, direct financing leases and installment loans arising from the marketing of our equipment. These receivables are typically collateralized by a security interest in the underlying assets. Finance receivables, net were as follows:

	December 31,
	2012	2011
Gross receivables	$6,290	$7,583
Unearned income	(809)	(1,027)
Subtotal	5,481	6,556
Residual values	2	7
Allowance for doubtful accounts	(170)	(201)
Finance Receivables, Net	5,313	6,362
Less: Billed portion of finance receivables, net	152	166
Less: Current portion of finance receivables not billed, net	1,836	2,165
Finance Receivables Due After One Year, Net	$3,325	$4,031

Contractual maturities of our gross finance receivables as of December 31, 2012 were as follows (including those already billed of $152):

2013	2014	2015	2016	2017	Thereafter	Total
$2,353	$1,753	$1,234	$680	$242	$28	$6,290

Sale of Finance Receivables
In 2012, we sold our entire interest in two separate portfolios of U.S. finance receivables from our Document Technology segment with a combined net carrying value of $682 (net of an allowance of $18) to a third-party financial institution for cash proceeds of $630 and beneficial interests from the purchaser of $101. The lease contracts, including associated service and supply elements, were initially sold to wholly-owned consolidated bankruptcy-remote limited purpose subsidiaries which in turn sold the principal and interest portions of such contracts to the third-party financial institution (the “ultimate purchaser”). As of December 31, 2012, the net carrying value of the receivables sold and derecognized from our balance sheet was $647.
A pre-tax gain of $44 was recognized on these sales and is net of fees and expenses of approximately $5. The gain was reported in Finance income in Document Technology segment revenues. We continue to service the sold receivables for which we receive a 1% servicing fee. We have concluded that the 1% servicing fee (approximately $12 over the expected life of the associated receivables) is adequate compensation and, accordingly, no servicing asset or liability was recorded.
The beneficial interests represent our right to receive future cash flows from the sold receivables which exceed the ultimate purchaser's initial investment and associated return on that investment as well as the servicing fee. The beneficial interests were initially recognized at an estimate of fair value based on the present value of the expected future cash flows. The present value of the expected future cash flows was calculated using management's best estimate of key assumptions including credit losses, prepayment rates and an appropriate risk adjusted discount rate (all unobservable Level 3 inputs) for which we utilized annualized rates of approximately 2.1%, 9.3% and 10.0%, respectively. These assumptions are supported by both our historical experience and anticipated trends relative to the particular portfolios of receivables sold. However, to assess the sensitivity on the fair value of the beneficial interests, we adjusted the credit loss rate, prepayment rate and discount rate assumptions individually by 10% and 20% while holding the other assumptions constant. Although the effect of multiple assumption changes was not considered in this analysis, a 10% or 20% adverse variation in any one of these three individual assumptions would each decrease the recorded beneficial interests by approximately $4 or less.
The ultimate purchaser has no recourse to our other assets for the failure of customers to pay principal and interest when due beyond our beneficial interests of which $35 and $68 is included in “Other current assets” and “Other long-term assets”, respectively, in the accompanying Consolidated Balance Sheets at December 31, 2012. The beneficial interests are held by the bankruptcy-remote subsidiaries and therefore are not available to satisfy any of our creditor obligations. We will report collections on the beneficial interests as operating cash flows in the Consolidated Statements of Cash Flows because such beneficial interests are the result of an operating activity and the associated interest rate risk is de minimis considering their weighted average lives of less than 2 years.
Allowance for Credit Losses and Credit Quality
Our finance receivable portfolios are primarily in the U.S., Canada and Western Europe. We generally establish customer credit limits and estimate the allowance for credit losses on a country or geographic basis. We establish credit limits based upon an initial evaluation of the customer's credit quality and adjust that limit accordingly based upon ongoing credit assessments of the customer, including payment history and changes in credit quality.
The allowance for doubtful accounts and provision for credit losses represents an estimate of the losses expected to be incurred from the Company's finance receivable portfolio. The level of the allowance is determined on a collective basis by applying projected loss rates to our different portfolios by country, which represent our portfolio segments. This is the level at which we develop and document our methodology to determine the allowance for credit losses. This loss rate is primarily based upon historical loss experience adjusted for judgments about the probable effects of relevant observable data including current economic conditions as well as delinquency trends, resolution rates, the aging of receivables, credit quality indicators and the financial health of specific customer classes or groups. The allowance for doubtful finance receivables is inherently more difficult to estimate than the allowance for trade accounts receivable because the underlying lease portfolio has an average maturity, at any time, of approximately two to three years and contains past due billed amounts, as well as unbilled amounts. We consider all available information in our quarterly assessments of the adequacy of the allowance for doubtful accounts. The identification of account-specific exposure is not a significant factor in establishing the allowance for doubtful finance receivables. Our policy and methodology used to establish our allowance for doubtful accounts has been consistently applied over all periods presented.

Since our allowance for doubtful finance receivables is determined by country, the risk characteristics in our finance receivable portfolio segments will generally be consistent with the risk factors associated with the economies of those countries/regions. Loss rates declined in both the U.S. and Canada reflecting the effects of improved collections in those countries during 2011 and 2012 . Since Europe is comprised of various countries and regional economies, the risk profile within our European portfolio segment is somewhat more diversified due to the varying economic conditions among the countries. Charge-offs in Europe were flat in 2012 as compared to the prior years reflecting a stabilization of the credit issues noted in 2011. Loss rates peaked in 2011 as a result of the European economic challenges particularly for those countries in the southern region.

The following table is a rollforward of the allowance for doubtful finance receivables as well as the related investment in finance receivables:

	United States	Canada	Europe	Other(3)	Total
Allowance for Credit Losses:
Balance at December 31, 2010	$91	$37	$81	$3	$212
Provision	15	11	74	—	100
Charge-offs	(31)	(17)	(59)	(1)	(108)
Recoveries and other(1)	—	2	(5)	—	(3)
Balance at December 31, 2011	75	33	91	2	201
Provision	11	9	52	3	75
Charge-offs	(21)	(15)	(59)	(2)	(97)
Recoveries and other(1)	3	4	1	1	9
Sale of finance receivables	(18)	—	—	—	(18)
Balance at December 31, 2012	$50	$31	$85	$4	$170
Finance Receivables Collectively Evaluated for Impairment:
December 31, 2011(2)	$2,993	$825	$2,630	$108	$6,556
December 31, 2012(2)	$2,012	$801	$2,474	$194	$5,481
 _____________________________

(1)	Includes the impacts of foreign currency translation and adjustments to reserves necessary to reflect events of non-payment such as customer accommodations and contract terminations.

(2)	Total Finance receivables exclude residual values of $2 and $7 and the allowance for credit losses of $170 and $201 at December 31, 2012 and 2011, respectively.

(3)	Includes developing market countries and smaller units.

In the U.S. and Canada, customers are further evaluated or segregated by class based on industry sector. The primary customer classes are Finance & Other Services, Government & Education; Graphic Arts; Industrial; Healthcare and Other. In Europe, customers are further grouped by class based on the country or region of the customer. The primary customer classes include the U.K./Ireland, France and the following European regions - Central, Nordic and Southern. These groupings or classes are used to understand the nature and extent of our exposure to credit risk arising from finance receivables.
We evaluate our customers based on the following credit quality indicators:

•
Investment grade: This rating includes accounts with excellent to good business credit, asset quality and the capacity to meet financial obligations. These customers are less susceptible to adverse effects due to shifts in economic conditions or changes in circumstance. The rating generally equates to a Standard & Poors ("S&P") rating of BBB- or better. Loss rates in this category are normally minimal at less than 1%.

•
Non-investment grade: This rating includes accounts with average credit risk that are more susceptible to loss in the event of adverse business or economic conditions. This rating generally equates to a BB S&P rating. Although we experience higher loss rates associated with this customer class, we believe the risk is somewhat mitigated by the fact that our leases are fairly well dispersed across a large and diverse customer base. In addition, the higher loss rates are largely offset by the higher rates of return we obtain with such leases. Loss rates in this category are generally in the range of 2% to 4%.

•
Substandard: This rating includes accounts that have marginal credit risk such that the customer’s ability to make repayment is impaired or may likely become impaired. We use numerous strategies to mitigate risk including higher rates of interest, prepayments, personal guarantees, etc. Accounts in this category include customers who were downgraded during the term of the lease from investment and non-investment grade evaluation when the lease was originated. Accordingly there is a distinct possibility for a loss of principal and interest or customer default. The loss rates in this category are around 10%.

Credit quality indicators are updated at least annually, and the credit quality of any given customer can change during the life of the portfolio. Details about our finance receivables portfolio based on industry and credit quality indicators are as follows:

	December 31, 2012
	Investment Grade	Non-investment Grade	Substandard	Total Finance Receivables
Finance and other services	$252	$147	$59	$458
Government and Education	750	15	4	769
Graphic arts	92	90	137	319
Industrial	115	31	17	163
Healthcare	109	37	14	160
Other	70	39	34	143
Total United States	1,388	359	265	2,012
Finance and other services	151	116	40	307
Government and education	117	10	2	129
Graphic arts	37	34	30	101
Industrial	66	40	29	135
Other	75	43	11	129
Total Canada	446	243	112	801
France	274	294	134	702
U.K./Ireland	215	155	50	420
Central(1)	315	445	56	816
Southern(2)	139	230	73	442
Nordics(3)	49	36	9	94
Total Europe	992	1,160	322	2,474
Other	148	39	7	194
Total	$2,974	$1,801	$706	$5,481

____________________________

(1)	Switzerland, Germany, Austria, Belgium and Holland.

(2)	Italy, Greece, Spain and Portugal.

(3)	Sweden, Norway, Denmark and Finland.

	December 31, 2011
	Investment Grade	Non-investment Grade	Substandard	Total Finance Receivables
Finance and other services	$349	$380	$160	$889
Government and education	821	20	4	845
Graphic arts	126	200	172	498
Industrial	180	83	32	295
Healthcare	130	42	28	200
Other	97	93	76	266
Total United States	1,703	818	472	2,993
Finance and other services	153	118	51	322
Government and education	121	9	4	134
Graphic arts	36	39	35	110
Industrial	56	41	34	131
Other	74	42	12	128
Total Canada	440	249	136	825
France	246	354	92	692
U.K./Ireland	201	162	54	417
Central(1)	330	494	57	881
Southern(2)	219	256	63	538
Nordics(3)	60	39	3	102
Total Europe	1,056	1,305	269	2,630
Other	75	26	7	108
Total	$3,274	$2,398	$884	$6,556
____________________________

(1)	Switzerland, Germany, Austria, Belgium and Holland.

(2)	Italy, Greece, Spain and Portugal.
Sweden, Norway, Denmark and Finland.

The aging of our receivables portfolio is based upon the number of days an invoice is past due. Receivables that are more than 90 days past due are considered delinquent. Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed and is generally based on individual credit evaluations, results of collection efforts and specific circumstances of the customer. Subsequent recoveries, if any, are credited to the allowance.

We generally continue to maintain equipment on lease and provide services to customers that have invoices for finance receivables that are 90 days or more past due and, as a result of the bundled nature of billings, we also continue to accrue interest on those receivables. However, interest revenue for such billings is only recognized if collectability is deemed reasonably assured. The aging of our billed finance receivables is as follows:

	December 31, 2012
	Current	31-90 Days Past Due	>90 Days Past Due	Total Billed Finance Receivables	Unbilled Finance Receivables	Total Finance Receivables	Finance Receivables >90 Days and Accruing
Finance and other services	$12	$3	$2	$17	$441	$458	$18
Government and education	21	5	3	29	740	769	42
Graphic arts	16	1	1	18	301	319	12
Industrial	5	2	1	8	155	163	6
Healthcare	6	2	1	9	151	160	9
Other	5	1	1	7	136	143	6
Total United States	65	14	9	88	1,924	2,012	93
Canada	2	3	2	7	794	801	30
France	—	5	1	6	696	702	22
U.K./Ireland	2	—	2	4	416	420	2
Central(1)	3	2	4	9	807	816	30
Southern(2)	20	8	14	42	400	442	72
Nordics(3)	1	—	—	1	93	94	—
Total Europe	26	15	21	62	2,412	2,474	126
Other	2	1	—	3	191	194	—
Total	$95	$33	$32	$160	$5,321	$5,481	$249

	December 31, 2011
	Current	31-90 Days Past Due	>90 Days Past Due	Total Billed Finance Receivables	Unbilled Finance Receivables	Total Finance Receivables	Finance Receivables >90 Days and Accruing
Finance and other services	$18	$4	$1	$23	$866	$889	$15
Government and education	21	5	2	28	817	845	29
Graphic arts	16	2	1	19	479	498	7
Industrial	7	2	1	10	285	295	6
Healthcare	5	2	—	7	193	200	5
Other	8	1	—	9	257	266	4
Total United States	75	16	5	96	2,897	2,993	66
Canada	3	2	1	6	819	825	27
France	1	1	1	3	689	692	16
U.K./Ireland	3	2	3	8	409	417	4
Central(1)	7	2	3	12	869	881	46
Southern(2)	31	4	13	48	490	538	82
Nordics(3)	1	—	—	1	101	102	—
Total Europe	43	9	20	72	2,558	2,630	148
Other	2	1	—	3	105	108	—
Total	$123	$28	$26	$177	$6,379	$6,556	$241
 _____________________________

(1)	Switzerland, Germany, Austria, Belgium and Holland.

(2)	Italy, Greece, Spain and Portugal.

(3)	Sweden, Norway, Denmark and Finland.